UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – AUGUST 14, 2014

CIG WIRELESS CORP.

(Exact name of Registrant as specified in its charter)

NEVADA	000-53677	68-0672900
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

11120 South Crown Way, Suite 1, Wellington, Florida 33414

(Address of principal executive offices)

(561) 701-8484

(Registrant's telephone number, including area code)

5 Concourse Parkway, Suite 3100, Atlanta Georgia 30328

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02:	Results of Operations and Financial Condition.

On August 14, 2014, CiG Wireless Corp. (the “Company”) issued a press release announcing its results of operations for the second quarter ended June 30, 2014. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information being furnished pursuant to Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of, or otherwise subject to, the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained under Item 2.02 and Exhibit 99.1 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit List

Exhibit	Description

Exhibit 99.1	Press Release, dated August 14, 2014 relating to the results of operations of CiG Wireless Corp for the quarter ended June 30, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIG WIRELESS CORP.

By:	/s/ Paul McGinn
	Name:	Paul McGinn
	Title:	President and Chief Executive Officer

Date: August 14, 2014

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press Release, dated August 14, 2014 relating to the results of operations of CiG Wireless Corp for the quarter ended June 30, 2014.